                                                                    EXHIBIT 23.2


The Board of Directors
Century Business Services, Inc.


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.




                                                           KPMG PEAT MARWICK LLP


Cleveland, Ohio

March 11, 1998